UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6444

Smith Barney Investment Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: November 30

Date of reporting period: November 30, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

NOVEMBER 30, 2005

Smith Barney Intermediate Maturity California Municipals Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Smith Barney Intermediate Maturity California Municipals Fund

Annual Report  •  November 30, 2005

What’s

Inside

Fund Objective

The Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with the preservation of principal.

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Fund’s investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the fiscal year. While surging oil prices, rising interest rates, and the impact of Hurricanes Katrina and Rita threatened to derail economic expansion, growth remained solid throughout the period. After a 3.8% advance in both the fourth quarter of 2004 and the first quarter of 2005, gross domestic product (“GDP”)i growth was 3.3% in the second quarter of the year. Third quarter GDP growth was 4.1%. This marked ten consecutive quarters in which GDP grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates four times from June 2004 through November 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. All told, the Fed’s twelve rate hikes have brought the target for the federal funds rate from 1.00% to 4.00%. After the end of the Fund’s reporting period, at its December meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.25%. This represents the longest sustained Fed tightening cycle since 1976-1979.

During much of the fiscal year, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. However, due to a spike late in the period, the 10-year Treasury yield was 4.49% on November 30, 2005, versus 3.91% when the period began. Nevertheless, this was still lower than its yield of 4.62% when the Fed began its tightening cycle on June 30, 2004. This trend also occurred in the municipal bond market.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Smith Barney Intermediate Maturity California Municipals Fund          1

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

2         Smith Barney Intermediate Maturity California Municipals Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 23, 2005

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

Smith Barney Intermediate Maturity California Municipals Fund          3

Manager Overview

JOSEPH P. DEANE (left) Vice President and Investment Officer DAVID T. FARE (right) Vice President and Investment Officer

Q. What were the overall market conditions during the Fund’s reporting period?

A. The U.S. economy continued to grow at a solid pace throughout the period, with gross domestic product (“GDP”)i growth surpassing 3.0% in each quarter covered by this report. Given the strength of the economy and rising oil prices triggering inflationary concerns, the Federal Reserve Board (“Fed”)ii continued to raise short-term interest rates at a measured pace. While there were expectations that the Fed may pause in its tightening cycle following the devastation wrought by Hurricanes Katrina and Rita, it continued to raise rates. In its statement accompanying the September 2005 rate hike the Fed said: “The widespread devastation in the Gulf region, the associated dislocation of economic activity, and the boost to energy prices imply that spending, production, and unemployment will be set back in the near term. While these unfortunate developments have increased uncertainty about near-term economic performance, it is the Committee’s view that they do not pose a more persistent threat.”

Turning to the municipal bond market, new bond issuance continued to be very strong during the reporting period. In 2004, $358 billion in new municipal securities was issued, the third largest amount during a calendar year. This trend has continued thus far in 2005, as a record for first half year new issuance was established, with $206 billion in new municipal debt. Overall, the abundance of new supply was met with strong demand, especially by institutions and property and casualty insurers.

The current market is characterized by relatively low long-term bond yields and still rising short-term interest rates. Credit quality spreads (the difference in yield between high-, medium- and low-grade credits) are also very narrow by historical standards. In this environment, purchasers of high-yield securities are being paid comparatively little incremental yield for taking interest rate or credit risk.

During the fiscal year, the shorter end of the municipal bond yield curve generated the weakest results, while longer-term securities outperformed. Over the same period, lower quality municipals outperformed their higher quality counterparts.

4         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

Performance Review

For the 12 months ended November 30, 2005, Class A shares of the Smith Barney Intermediate Maturity California Municipals Fund, excluding sales charges, returned 2.45%. These shares outperformed the Lipper California Intermediate Municipal Debt Funds Category Average1 which increased 1.85%. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Indexiii, returned 3.88% for the same period.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of November 30, 2005 (excluding sales charges) (unaudited)

	6 Months	12 Months

Intermediate Maturity California Municipals Fund — Class A Shares	1.05%	2.45%

Lehman Brothers Municipal Bond Index	0.36%	3.88%

Lipper California Intermediate Municipal Debt Funds Category Average	-0.01%	1.85%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.
The 30-Day SEC Yields for Class A, Class B, Class C, Class O and Class Y shares were 3.34%, 2.78%, 2.73%, 3.09% and 3.61%, respectively. Current expense reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been lower and the 30-Day SEC Yields for Class A, Class B, Class C, Class O and Class Y shares would have been 3.25%, 2.68%, 2.63%, 2.99% and 3.51%, respectively.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 0.71%, Class C shares returned 0.71%, Class O shares returned 0.91% and Class Y shares returned 1.15% over the six months ended November 30, 2005. Excluding sales charges, Class B shares returned 1.90%, Class C shares returned 1.75%, Class O shares returned 2.26% and Class Y shares returned 2.62% over the twelve months ended November 30, 2005.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended November 30, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 47 funds for the 6-month period and among the 46 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended November 30, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 46 funds in the Fund’s Lipper category, and excluding sales charges.

Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report         5

Q. What were the most significant factors affecting Fund performance?      What were the leading contributors to performance?

A. During the fiscal year, we maintained a defensive posture in terms of overall duration, or price sensitivity to interest rate movements. Rising interest rates are generally troublesome for longer-term fixed income securities, since bond prices decline as rates are expected to rise.

However, our low-duration approach to managing interest rate risk limited the Fund’s ability to completely participate in upside market movements during intervals when bond prices did rise.

     What were the leading detractors from performance?

A. On balance, our hedging strategies appear to have detracted slightly from performance. Our short positioning strategy in long-term Treasury futures enhanced results when longer-term rates rose, particularly in the last few months of the period. However, while this strategy reduced the portfolio’s volatility, overall it was detrimental as long-term yields declined over much of the fiscal year, even though the Fed continued to raise short-term rates.

Q. Were there any significant changes to the Fund during the reporting period?

A. Given the market and rate environment during the period, we believe that a cautious approach to managing interest rate risk was more prudent than a longer-duration strategy. During the period, we maintained a defensive posture for the Fund, with an emphasis on capital preservation. We focused on issues with competitive coupons in a diverse cross-section of market segments that we believed would continue to offer favorable prospects on a risk/reward basis.

Thank you for your investment in the Smith Barney Intermediate Maturity California Municipals Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Joseph P. Deane Vice President and Investment Officer	David T. Fare Vice President and Investment Officer

December 23, 2005

6         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report         7

Fund at a Glance (unaudited)

8         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2005 and held for the six months ended November 30, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	1.05%	$1,000.00	$1,010.50	0.73%	$3.68

Class B	0.71	1,000.00	1,007.10	1.33	6.69

Class C	0.71	1,000.00	1,007.10	1.40	7.04

Class O	0.91	1,000.00	1,009.10	1.03	5.19

Class Y	1.15	1,000.00	1,011.50	0.53	2.67

(1)	For the six months ended November 30, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and O shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report         9

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.41	0.73%	$3.70

Class B	5.00	1,000.00	1,018.40	1.33	6.73

Class C	5.00	1,000.00	1,018.05	1.40	7.08

Class O	5.00	1,000.00	1,019.90	1.03	5.22

Class Y	5.00	1,000.00	1,022.41	0.53	2.69

(1)	For the six months ended November 30, 2005.
(2)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class O	Class Y
Twelve Months Ended 11/30/05	2.45%	1.90%	1.75%	2.26%	2.62%

Five Years Ended 11/30/05	4.09	N/A	N/A	3.82	4.30

Ten Years Ended 11/30/05	4.42	N/A	N/A	4.19	4.62

Inception* through 11/30/05	5.13	1.43	2.06	5.11	4.81

	With Sales Charges(3)
	Class A	Class B	Class C	Class O	Class Y
Twelve Months Ended 11/30/05	0.39%	(3.05)%	1.75%	1.27%	2.62%

Five Years Ended 11/30/05	3.66	N/A	N/A	3.82	4.30

Ten Years Ended 11/30/05	4.21	N/A	N/A	4.19	4.62

Inception* through 11/30/05	4.98	0.27	2.06	5.11	4.81

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)
Class A (11/30/95 through 11/30/05)	54.05%

Class B (Inception* through 11/30/05)	3.55

Class C (Inception* through 11/30/05)	7.11

Class O (11/30/95 through 11/30/05)	50.71

Class Y (11/30/95 through 11/30/05)	57.16

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and O shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 2.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% sales charges on Class O shares are no longer imposed effective April 29, 2004.
*	Inception dates for Class A, B, C, O and Y shares are December 31, 1991, June 16, 2003, July 22, 2002, November 8, 1994 and September 8, 1995, respectively.

Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report         11

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Smith Barney Intermediate Maturity California Municipals Fund vs. Lehman Brothers Municipal Bond Index and Lipper California Intermediate Municipal Debt Funds Category Average† (November 1995 — November 2005) 2005)

†	Hypothetical illustration of $10,000 invested in Class A shares on November 30, 1995, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2005. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of bonds which are all investment-grade, fixed-rate, long-term maturities (greater than one year) and are selected from issues larger than $50 million dated since January 1991. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper California Intermediate Municipal Debt Funds Category Average is comprised of an average of the Fund’s peer group of mutual funds (43 funds as of November 30, 2005) investing in intermediate maturity California tax-exempt bonds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

Schedule of Investments (November 30, 2005)

SMITH BARNEY INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 98.1%
Education — 9.3%
$945,000	AAA	California EFA Revenue, Refunding, College of Osteopathic, CONNIE LEE-Insured, 5.550% due 6/1/06	$958,221
1,000,000	A-	California State Public Works Board Lease Revenue, Refunding, Various California State University Project, Series B, 5.450% due 9/1/14	1,050,520
1,010,000	AAA	California State University Channel Islands Financing Authority Revenue, East Campus Community, Series A, MBIA-Insured, LOC-Citibank NA, 4.875% due 9/1/16	1,040,744
2,170,000	AAA	Morgan Hill, CA, GO, USD, FGIC-Insured, 5.250% due 8/1/16	2,360,070
2,000,000	AAA	University of California Revenue, Multiple Purpose Projects, Series M, FGIC-Insured, 5.125% due 9/1/16	2,117,420

		Total Education	7,526,975

Escrowed to Maturity (a) — 1.3%
700,000	AAA	California Health Facilities Financing Authority Revenue, Kaiser Permanente, Series B, AMBAC-Insured, 5.250% due 10/1/10	744,800
80,000	Aaa(b)	Montclair, CA, RDA, Residential Mortgage Revenue, FNMA-Collateralized, 7.750% due 10/1/11	90,573
165,000	AAA	San Francisco, CA, Airport Improvement Corp. Lease Revenue, United Airlines Inc., 8.000% due 7/1/13	192,877

		Total Escrowed to Maturity	1,028,250

Finance — 2.9%
2,165,000	AAA	San Jose, CA, Financing Authority Lease Revenue, Civic Center Project, Series B, AMBAC-Insured, 5.250% due 6/1/14	2,350,497

General Obligation — 12.0%
2,500,000	AAA	California State Economic Recovery GO, Series A, MBIA-Insured, 5.000% due 7/1/15 (c)	2,708,150
2,000,000	AAA	Los Angeles, CA, GO, USD, Refunding, MBIA-Insured, 5.750% due 7/1/15	2,298,320
		Tahoe Truckee, CA, GO, USD, Refunding, School Facilities Improvement, MBIA-Insured:
1,480,000	AAA	District Number 1, 5.000% due 8/1/14	1,609,885
1,180,000	AAA	District Number 2, 5.000% due 8/1/14	1,283,557
300,000	A+	Torrance, CA, GO, USD, Series A, 4.250% due 8/1/11	305,580
1,500,000	AAA	Visalia, CA, GO, USD, Series A, FGIC-Insured, 4.900% due 8/1/12	1,581,975

		Total General Obligation	9,787,467

Hospitals — 2.5%
2,000,000	A+	California Statewide CDA Revenue, Kaiser Permanente, Series E, 4.700% due 6/1/09 (d)	2,059,600

See Notes to Financial Statements.

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Schedule of Investments (November 30, 2005) (continued)

Face Amount	Rating‡	Security	Value

Housing: Multi-Family — 2.5%
$1,250,000	AAA	ABAG Finance Authority for Nonprofit Corp., MFH Revenue, Edgewood Apartments Project, Series A, FNMA-Collateralized, 5.700% due 11/1/06 (d)(e)(f)	$1,264,600
745,000	AAA	Riverside County, CA, Housing Authority, MFH Revenue, Brandon Place Apartments, Series B, FNMA-Collateralized, 5.625% due 7/1/09 (d)(e)	773,362

		Total Housing: Multi-Family	2,037,962

Housing: Single-Family — 0.8%
660,000	AA-	California State Department Veterans Affairs Home Purchase Revenue, Series C, 4.550% due 12/1/07 (e)	663,135

Miscellaneous — 18.2%
1,470,000	AAA	Inglewood, CA, Public Financing Authority Revenue, Refunding, Series A, AMBAC-Insured, 5.125% due 8/1/13	1,579,765
1,320,000	Aaa(b)	Monterey County, CA, COP, Master Plan Financing, MBIA-Insured, 5.250% due 8/1/15	1,426,973
		Ontario, CA, Redevelopment Financing Authority Revenue, Project Number 1 Centre City & Cimarron, MBIA-Insured:
1,935,000	AAA	5.250% due 8/1/15	2,102,416
1,060,000	AAA	5.250% due 8/1/16	1,147,196
		Solano County, CA, COP, Capital Improvement Program, AMBAC-Insured:
1,000,000	AAA	4.875% due 11/15/11	1,055,160
1,000,000	AAA	5.000% due 11/15/13	1,065,420
4,000,000	AAA	South Orange County, CA, Public Financing Authority Special Tax Revenue, Refunding, Senior Lien, Series A, MBIA-Insured, 5.000% due 9/1/13 (c)	4,319,000
2,000,000	BBB	Virgin Islands Public Finance Authority Revenue, Senior Lien, Series A, 5.300% due 10/1/11	2,094,700

		Total Miscellaneous	14,790,630

Pre-Refunded (g) — 7.3%
1,000,000	AAA	California Health Facilities Financing Authority Revenue, Scripps Health, Series C, MBIA-Insured, Call 10/1/08 @ 101, 5.000% due 10/1/13	1,058,420
650,000	AAA	Corona-Norco, CA, GO, USD, Series C, FGIC-Insured, Call 9/1/11 @ 100, 5.250% due 9/1/15	711,119
345,000	AAA	East Bay, CA, Municipal Utility District, Water System Revenue, Refunding, Subordinated, FGIC-Insured, Call 6/1/06 @ 102, 5.000% due 6/1/16	355,071
		Los Angeles, CA, GO:
475,000	AA	Series B, Call 9/1/09 @ 101, 5.000% due 9/1/10	508,055
3,000,000	AAA	USD, Election of 1997, Series E, MBIA-Insured, Call 7/1/12 @ 100, 5.500% due 7/1/15 (c)	3,347,610

		Total Pre-Refunded	5,980,275

See Notes to Financial Statements.

14         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

Schedule of Investments (November 30, 2005) (continued)

Face Amount	Rating‡	Security	Value

Public Facilities — 1.4%
$1,080,000	AAA	Los Angeles County, CA, Community Facilities District Number 3 Special Tax, Refunding, Improvement Area A, Series A, FSA-Insured, 5.250% due 9/1/07	$1,118,221

Solid Waste (e) — 2.9%
		Sunnyvale, CA, Solid Waste Revenue, Refunding, AMBAC-Insured:
1,520,000	AAA	5.500% due 10/1/13	1,671,757
605,000	AAA	5.500% due 10/1/14	661,156

		Total Solid Waste	2,332,913

Tax Allocation — 13.2%
3,675,000	AAA	Livermore, CA, RDA, Tax Allocation Revenue, Redevelopment Project Area, Series A, MBIA-Insured, 5.250% due 8/1/15 (c)	3,963,083
760,000	AAA	Manteca, CA, RDA, Tax Allocation, Refunding, Manteca Merged Project Area, FSA-Insured, 5.000% due 10/1/15	824,403
4,000,000	AAA	Oakland, CA, RDA, Subordinated, Tax Allocation Central District Redevelopment Project, FGIC-Insured, 5.500% due 9/1/14 (c)	4,439,920
1,375,000	AAA	San Diego, CA, RDA, Tax Allocation, Centre City Redevelopment Project, FSA-Insured, 5.250% due 9/1/15	1,491,641

		Total Tax Allocation	10,719,047

Tobacco — 3.7%
2,905,000	Baa3(b)	California County, CA, Tobacco Securitization Agency, Asset-Backed, Alameda County, 4.750% due 6/1/12 (c)	2,976,666

Transportation — 8.1%
135,000	AAA	Bay Area Government Association, California Bay Area Rapid Transit, SFO Extension, FTA Capital Grant, Series A, AMBAC-Insured, 4.875% due 6/15/09	136,176
3,000,000	AAA	California Infrastructure & Economic Development Bank Revenue, Bay Area Toll Bridges, First Lien, Series A, FSA-Insured, 5.250% due 7/1/14 (c)	3,304,560
3,000,000	AAA	Los Angeles County, CA, Metropolitan Transportation Authority Sales Tax Revenue, Property C, Second Senior Lien, Series A, FGIC-Insured, 5.000% due 7/1/17 (c)	3,168,480

		Total Transportation	6,609,216

Utilities — 3.3%
500,000	A-	California State Department Water Resources Power Supply Revenue, Series A, 5.500% due 5/1/12	546,420
2,000,000	AAA	MSR Public Power Agency California San Juan Project Revenue, Refunding, Series I, MBIA-Insured, 5.000% due 7/1/15	2,114,300

		Total Utilities	2,660,720

Water & Sewer — 8.7%
1,000,000	AAA	Castaic Lake Water Agency California Revenue COP, Water System Improvement Project, AMBAC-Insured, 5.000% due 8/1/12	1,061,590

See Notes to Financial Statements.

Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report         15

Schedule of Investments (November 30, 2005) (continued)

Face Amount	Rating‡	Security	Value

Water & Sewer — 8.7% (continued)
$1,405,000	AAA	East Bay, CA, Municipal Utility District, Water System Revenue, Refunding, Subordinated, FGIC-Insured, Unrefunded Balance, 5.000% due 6/1/16	$1,445,183
1,000,000	AAA	El Dorado County, CA, Public Agency Financing Authority Revenue, FGIC-Insured, 5.200% due 2/15/07	1,024,190
1,325,000	AAA	Lodi, CA, Wastewater Systems Revenue COP, Series A, MBIA-Insured, 5.250% due 10/1/15	1,457,368
		Modesto, CA, Irrigation District:
1,000,000	AAA	COP, Capital Improvement, Series A, FSA-Insured, 5.250% due 7/1/15	1,083,580
1,000,000	AAA	Financing Authority Revenue, Refunding, Series A, MBIA-Insured, 5.350% due 10/1/06	1,017,510

		Total Water and Sewer	7,089,421

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $76,552,413)	79,730,995

SHORT-TERM INVESTMENT — 0.1%
Finance — 0.1%
100,000	A-1+	California State Economic Recovery, Series C-9, LOC-Bank of Nova Scotia, 2.940%, 12/1/05 (h) (Cost — $100,000)	100,000

		TOTAL INVESTMENTS — 98.2% (Cost — $76,652,413#)	79,830,995
		Other Assets in Excess of Liabilities — 1.8%	1,446,815

		TOTAL NET ASSETS — 100.0%	$81,277,810

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
(a)	Bonds are escrowed to maturity by U.S. government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	All or a portion of this security is segregated for open futures contracts.
(d)	Maturity date shown represents the mandatory tender date.
(e)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(g)	Pre-Refunded bonds are escrowed with U.S. government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is $76,601,004.

See pages 17 and 18 for definitions of ratings.

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
AMBAC	— Ambac Assurance Corporation
CDA	— Community Development Authority
CONNIE LEE	— College Construction Loan Insurance Association
COP	— Certificate of Participation
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
FTA	— Federal Transit Administrations
GO	— General Obligation
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
MFH	— Multi-Family Housing
RDA	— Redevelopment Agency
SFO	— San Francisco International Airport
USD	— Unified School District

See Notes to Financial Statements.

16         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds that are rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds that are rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A

— Bonds that are rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds that are rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa”, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa

— Bonds that are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds that are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements, their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report         17

Short-Term Security Ratings (unaudited)

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

MIG 1	— Moody’s highest rating for short-term municipal obligations.
VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

18         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

Statement of Assets and Liabilities (November 30, 2005)

ASSETS:
Investments, at value (Cost — $76,652,413)	$79,830,995
Cash	97,680
Interest receivable	1,207,593
Receivable for Fund shares sold	190,291
Receivable from broker — variation margin on open futures contracts	37,500
Prepaid expenses	13,648

Total Assets	81,377,707

LIABILITIES:
Administration fee payable	13,368
Investment advisory fee payable	13,367
Trustees’ fees payable	8,231
Distribution fees payable	8,136
Payable for Fund shares repurchased	6,256
Transfer agent fees payable	4,797
Accrued expenses	45,742

Total Liabilities	99,897

Total Net Assets	$81,277,810

NET ASSETS:
Par value (Note 6)	$9,353
Paid-in capital in excess of par value	81,303,447
Undistributed net investment income	1,349
Accumulated net realized loss on investments and futures contracts	(3,286,171)
Net unrealized appreciation on investments and futures contracts	3,249,832

Total Net Assets	$81,277,810

Shares Outstanding:
Class A	6,882,823

Class B	64,647

Class C	1,849,465

Class O	508,951

Class Y	47,070

Net Asset Value:
Class A (and redemption price)	$8.69

Class B *	$8.69

Class C (and redemption price)	$8.68

Class O *	$8.70

Class Y (and redemption price)	$8.72

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 2.00%)	$8.87

*	Redemption price is NAV of Class B and O shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (see Note 2).

See Notes to Financial Statements.

Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report         19

Statement of Operations (For the year ended November 30, 2005)

INVESTMENT INCOME:
Interest	$3,802,415

EXPENSES:
Investment advisory fee (Note 2)	267,189
Distribution fees (Notes 2 and 4)	254,165
Administration fee (Note 2)	178,126
Shareholder reports (Note 4)	59,315
Custody fees	29,336
Registration fees	23,610
Transfer agent fees (Notes 2 and 4)	19,876
Audit and tax	16,739
Legal fees	10,417
Trustees’ fees	3,470
Insurance	3,010
Miscellaneous expenses	1,703

Total Expenses	866,956
Less: Investment advisory fee waiver (Note 2)	(89,063)

Net Expenses	777,893

Net Investment Income	3,024,522

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investments	37,694
Futures contracts	263,661

Net Realized Gain	301,355

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(995,741)
Futures contracts	(247,500)

Change in Net Unrealized Appreciation/Depreciation	(1,243,241)

Net Loss on Investments and Futures Contracts	(941,886)

Increase in Net Assets From Operations	$2,082,636

See Notes to Financial Statements.

20         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

Statements of Changes in Net Assets (For the years ended November 30,)

	2005	2004
OPERATIONS:
Net investment income	$3,024,522	$3,091,366
Net realized gain (loss)	301,355	(2,398,938)
Change in net unrealized appreciation/depreciation	(1,243,241)	955,143

Increase in Net Assets From Operations	2,082,636	1,647,571

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(3,015,029)	(3,080,313)

Decrease in Net Assets From Distributions to Shareholders	(3,015,029)	(3,080,313)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	17,853,281	25,382,522
Reinvestment of distributions	1,753,310	1,833,667
Cost of shares repurchased	(28,470,463)	(23,609,874)

Increase (Decrease) in Net Assets From Fund Share Transactions	(8,863,872)	3,606,315

Increase (Decrease) in Net Assets	(9,796,265)	2,173,573
NET ASSETS:
Beginning of year	91,074,075	88,900,502

End of year*	$81,277,810	$91,074,075

* Includes undistributed net investment income of:	$1,349	$43,265

See Notes to Financial Statements.

Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report         21

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class A Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$8.79	$8.92	$8.89	$8.82	$8.58

Income (Loss) From Operations:
Net investment income	0.31	0.31	0.32	0.34 (2)	0.38
Net realized and unrealized gain (loss)	(0.10)	(0.13)	0.03	0.07 (2)	0.24

Total Income From Operations	0.21	0.18	0.35	0.41	0.62

Less Distributions From:
Net investment income	(0.31)	(0.31)	(0.32)	(0.34)	(0.38)

Total Distributions	(0.31)	(0.31)	(0.32)	(0.34)	(0.38)

Net Asset Value, End of Year	$8.69	$8.79	$8.92	$8.89	$8.82

Total Return(3)	2.45%	2.04%	4.03%	4.70%	7.32%

Net Assets, End of Year (000s)	$59,830	$66,083	$62,424	$59,256	$39,041

Ratios to Average Net Assets:
Gross expenses	0.81%	0.80%	0.84%	0.86%	0.85%
Net expenses(4)	0.71	0.70	0.74	0.70	0.65
Net investment income	3.56	3.50	3.61	3.83 (2)	4.33

Portfolio Turnover Rate	2%	5%	23%	12%	4%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective December 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premium and accrete all discounts. Without the adoption of this change, for the year ended November 30, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment adviser waived a portion of its fees.

See Notes to Financial Statements.

22         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class B Shares(1)	2005	2004	2003(2)
Net Asset Value, Beginning of Year	$8.78	$8.91	$9.04

Income (Loss) From Operations:
Net investment income	0.25	0.26	0.12
Net realized and unrealized loss	(0.08)	(0.13)	(0.11)

Total Income From Operations	0.17	0.13	0.01

Less Distributions From:
Net investment income	(0.26)	(0.26)	(0.14)

Total Distributions	(0.26)	(0.26)	(0.14)

Net Asset Value, End of Year	$8.69	$8.78	$8.91

Total Return(3)	1.90%	1.49%	0.13%

Net Assets, End of Year (000s)	$562	$730	$255

Ratios to Average Net Assets:
Gross expenses	1.47%	1.39%	1.28	%(4)
Net expenses(5)	1.37	1.28	1.18	(4)
Net investment income	2.89	2.95	3.16	(4)

Portfolio Turnover Rate	2%	5%	23%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period June 16, 2003 (inception date) to November 30, 2003.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment adviser waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report         23

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class C Shares(1)(2)	2005	2004	2003	2002(3)
Net Asset Value, Beginning of Year	$8.78	$8.90	$8.89	$8.95

Income (Loss) From Operations:
Net investment income	0.25	0.25	0.25	0.09
Net realized and unrealized gain (loss)	(0.10)	(0.12)	0.02	(0.04)

Total Income From Operations	0.15	0.13	0.27	0.05

Less Distributions From:
Net investment income	(0.25)	(0.25)	(0.26)	(0.11)

Total Distributions	(0.25)	(0.25)	(0.26)	(0.11)

Net Asset Value, End of Year	$8.68	$8.78	$8.90	$8.89

Total Return(4)	1.75%	1.52%	3.13%	0.54%

Net Assets, End of Year (000s)	$16,050	$18,242	$17,313	$13,685

Ratios to Average Net Assets:
Gross expenses	1.50%	1.42%	1.63%	1.53	%(5)
Net expenses(6)	1.40	1.32	1.53	1.42	(5)
Net investment income	2.86	2.88	2.83	2.85	(5)

Portfolio Turnover Rate	2%	5%	23%	12%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	For the period July 22, 2002 (inception date) to November 30, 2002.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment adviser waived a portion of its fees.

See Notes to Financial Statements.

24         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class O Shares(1)(2)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$8.79	$8.92	$8.88	$8.81	$8.58

Income (Loss) From Operations:
Net investment income	0.29	0.28	0.30	0.32 (3)	0.36
Net realized and unrealized gain (loss)	(0.09)	(0.13)	0.03	0.07 (3)	0.23

Total Income From Operations	0.20	0.15	0.33	0.39	0.59

Less Distributions From:
Net investment income	(0.29)	(0.28)	(0.29)	(0.32)	(0.36)

Total Distributions	(0.29)	(0.28)	(0.29)	(0.32)	(0.36)

Net Asset Value, End of Year	$8.70	$8.79	$8.92	$8.88	$8.81

Total Return(4)	2.26%	1.77%	3.72%	4.47%	6.97%

Net Assets, End of Year (000s)	$4,426	$5,619	$6,982	$9,679	$9,497

Ratios to Average Net Assets:
Gross expenses	1.11%	1.10%	1.06%	1.14%	1.14%
Net expenses(5)	1.01	0.99	0.96	0.98	0.89
Net investment income	3.26	3.20	3.40	3.58 (3)	4.08

Portfolio Turnover Rate	2%	5%	23%	12%	4%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On July 22, 2002, Class L shares were renamed as Class O shares.
(3)	Effective December 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premium and accrete all discounts. Without the adoption of this change, for the year ended November 30, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment adviser waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report         25

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class Y Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$8.82	$8.93	$8.91	$8.83	$8.60

Income (Loss) From Operations:
Net investment income	0.33	0.31	0.34	0.36 (2)	0.40
Net realized and unrealized gain (loss)	(0.10)	(0.10)	0.02	0.07 (2)	0.23

Total Income From Operations	0.23	0.21	0.36	0.43	0.63

Less Distributions From:
Net investment income	(0.33)	(0.32)	(0.34)	(0.35)	(0.40)

Total Distributions	(0.33)	(0.32)	(0.34)	(0.35)	(0.40)

Net Asset Value, End of Year	$8.72	$8.82	$8.93	$8.91	$8.83

Total Return(3)	2.62%	2.45%	4.09%	5.01%	7.41%

Net Assets, End of Year (000s)	$410	$400	$1,927	$3,471	$4,005

Ratios to Average Net Assets:
Gross expenses	0.62%	0.63%	0.67%	0.64%	0.57%
Net expenses(4)	0.52	0.53	0.57	0.48	0.37
Net investment income	3.76	3.63	3.78	4.03 (2)	4.47

Portfolio Turnover Rate	2%	5%	23%	12%	4%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective December 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premium and accrete all discounts. Without the adoption of this change, for the year ended November 30, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment adviser waived a portion of its fees.

See Notes to Financial Statements.

26         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Smith Barney Intermediate Maturity California Municipals Fund (the “Fund”), is a separate non-diversified investment fund of the Smith Barney Investment Trust (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Fund Concentration. Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected

Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report         27

Notes to Financial Statements (continued)

interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(51,409)	$51,409

(a)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.30% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the year ended November 30, 2005, SBFM voluntarily waived a portion of its advisory fee in the amount of $89,063. This voluntary waiver can be terminated at any time by SBFM.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder

28         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

Notes to Financial Statements (continued)

accounts and is paid by CTB. During the year ended November 30, 2005, the Fund paid transfer agent fees of $13,797 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

There is a maximum initial sales charge of 2.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class O shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

Class A, B, C and O shares that are exchanged and are not already subject to a deferred sales charge may be subject to a 1.00% deferred sales charge if redemption occurs within one year of the date of the exchange.

For the year ended November 30, 2005, CGM and its affiliates received sales charges of approximately $29,785 on sales of the Fund’s Class A shares.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”), which allows non-interested Trustees (“Trustees”) to defer the receipt of all or a portion of the Trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the statement of operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets.

As of November 30, 2005, the Fund has accrued $6,620 as deferred compensation.

Certain officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended November 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,742,609

Sales	4,706,470

At November 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,229,991
Gross unrealized depreciation	—

Net unrealized appreciation	$3,229,991

Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report         29

Notes to Financial Statements (continued)

At November 30, 2005, the Fund had the following open futures contracts:

Contracts to Sell:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
U.S. Treasury 10-Year Notes	240	3/06	$26,118,750	$26,047,500	$71,250

4.	Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B, C and O shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and O shares calculated at the annual rate of 0.50%, 0.60% and 0.20% of the average daily net assets of each class, respectively. For the year ended November 30, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C	Class O
Distribution Fees	$97,488	$4,538	$134,543	$17,596

For the year ended November 30, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C	Class O	Class Y
Transfer Agent Fees	$10,921	$415	$6,096	$2,409	$35

For the year ended November 30, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C	Class O	Class Y
Shareholder Reports Expenses	$31,330	$1,136	$21,274	$5,530	$45

5.	Distributions to Shareholders by Class

	Year Ended November 30, 2005	Year Ended November 30, 2004
Net Investment Income
Class A	$2,305,875	$2,324,268
Class B	20,003	16,213
Class C(1)	511,332	505,685
Class O	162,665	200,974
Class Y	15,154	33,173

Total	$3,015,029	$3,080,313

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.

30         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

Notes to Financial Statements (continued)

6.	Shares of Beneficial Interest

At November 30, 2005, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2005		Year Ended November 30, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,279,875	$11,278,184	1,964,305	$17,446,619
Shares issued on reinvestment	145,310	1,274,632	148,561	1,309,140
Shares repurchased	(2,062,008)	(18,110,844)	(1,594,058)	(14,071,599)

Net Increase (Decrease)	(636,823)	$(5,558,028)	518,808	$4,684,160

Class B
Shares sold	27,143	$238,519	78,317	$688,676
Shares issued on reinvestment	1,737	15,235	1,354	11,899
Shares repurchased	(47,323)	(416,343)	(25,183)	(220,038)

Net Increase (Decrease)	(18,443)	$(162,589)	54,488	$480,537

Class C(1)
Shares sold	707,034	$6,214,466	799,346	$7,061,034
Shares issued on reinvestment	37,387	327,447	38,006	334,452
Shares repurchased	(973,710)	(8,557,246)	(703,125)	(6,190,903)

Net Increase (Decrease)	(229,289)	$(2,015,333)	134,227	$1,204,583

Class O
Shares sold	13,870	$121,937	20,962	$186,193
Shares issued on reinvestment	13,768	120,843	16,438	145,004
Shares repurchased	(157,752)	(1,385,859)	(180,661)	(1,592,139)

Net Decrease	(130,114)	$(1,143,079)	(143,261)	$(1,260,942)

Class Y
Shares sold	20	$175	—	—
Shares issued on reinvestment	1,722	15,153	3,734	$33,172
Shares repurchased	(19)	(171)	(174,058)	(1,535,195)

Net Increase (Decrease)	1,723	$15,157	(170,324)	$(1,502,023)

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class O	Class Y
Daily
12/30/2005	$0.028999	$0.023818	$0.022018	$0.026384	$0.030528

Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report         31

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended November 30 was as follows:

	2005	2004
Distributions paid from:
Tax-Exempt Income	$3,015,029	$3,080,313

As of November 30, 2005, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt income	$7,969
Capital loss carryforward*	(3,230,650)
Other book/tax temporary differences (a)	(113,550)
Unrealized appreciation (b)	3,301,241

Total accumulated losses	$(34,990)

*	During the taxable year ended November 30, 2005, the Fund utilized $89,535 of its capital loss carryover available from prior years.

As of November 30, 2005, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
11/30/2007	$(126,654)
11/30/2008	(284,896)
11/30/2011	(1,499,334)
11/30/2012	(1,319,766)

$(3,230,650)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.
(b)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the difference between book and tax accretion methods for market discount on fixed income securities.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to

32         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

Notes to Financial Statements (continued)

recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, the Fund’s investment manager does not believe that this matter will have a material adverse effect on the Fund.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc. (“Legg Mason”).

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of

Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report         33

Notes to Financial Statements (continued)

funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of theses circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

34         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

Notes to Financial Statements (continued)

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

11.	Subsequent Events

On December 1, 2005, Citigroup completed the sale of substantially all of its asset management business, CAM, to Legg Mason. As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion (unaudited).

The Fund’s Board has appointed the Fund’s current distributor, CGM, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

Effective December 1, 2005, with respect to those Fund share classes subject to a Rule 12b-1 Plan, the Fund pays service and distribution fees to each of LMIS and CGM for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. The co-distributors will provide the Fund’s Board with periodic reports of amounts expended under the Fund’s Rule 12b-1 Plans and the purposes for which such expenditures were made.

Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report         35

Notes to Financial Statements (continued)

Effective December 1, 2005, CGM will no longer be an affiliated person of the Fund under the 1940 Act. As a result, the Fund will be permitted to execute transactions with CGM or an affiliate of CGM as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the Fund generally will be permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the SEC. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

Certain officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund’s Board has approved PFPC to serve as transfer agent for the Fund. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581.

36         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Intermediate Maturity California Municipals Fund, a series of Smith Barney Investment Trust, as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Intermediate Maturity California Municipals Fund as of November 30, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 20, 2006

Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report         37

Board Approval of Management Agreement (unaudited)

At separate meetings of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement (the “Agreement”), pursuant to which SBFM (the “Manager”) provides the Fund with investment advisory and administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Trustees requested and received information from the Manager they deemed reasonably necessary for their review of the Agreement and the Manager’s performance. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board. Prior to the Board’s deliberations, Citigroup had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Trustees also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the Fund’s portfolio management team and of the level of other services provided to the Fund and its shareholders should the sale of the Manager be consummated. At subsequent Board meetings, representatives of Citigroup Asset Management (“CAM”) and Legg Mason made additional presentations to and responded to further questions from the Board regarding Legg Mason’s acquisition of CAM, which includes the Manager. After considering these presentations and reviewing additional written materials provided by CAM and Legg Mason, the Board, including the Independent Trustees, approved, subject to shareholder approval, a new Agreement permitting the Manager to continue to provide its services to the Fund after consummation of the sale of the Manager to Legg Mason. (Shareholders approved the new Agreement and the sale of CAM to Legg Mason was consummated as of December 1, 2005.)

In voting to approve the Agreement, the Independent Trustees considered whether the approval of the Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the CAM fund complex. In addition, the Independent Trustees received and considered other information regarding the services provided to the Fund by the Manager under the Agreement during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role

38         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the CAM fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreement by the Manager.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance to the Lipper category averages over various time periods. The Board members noted that they had also received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that

Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report         39

Board Approval of Management Agreement (unaudited) (continued)

of the Performance Universe, consisting of all retail and institutional funds classified as “California intermediate municipal debt funds” by Lipper, was for the one-, three-, five- and ten-year periods ended March 31, 2005. The Fund performed better than the median for the one-year period and, in fact, its performance ranked in the 1st quintile of the Performance Universe for the one-year period ended March 31, 2005. The Fund performed below the median, however, for the three-, five- and ten-year periods and, in fact, its performance ranked in the 5th quintile of the Performance Universe for the five-year period ended March 31, 2005. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed the Fund’s performance continued to be competitive compared to the Lipper category average during the second quarter. Representatives of the Manager noted that there was a change in the reporting structure of the portfolio management team, which was intended to improve the Fund’s performance over time. The Board members discussed with the Fund’s portfolio managers the reasons for the Fund’s underperformance compared to the funds in the Performance Universe and discussed the securities selection process used in managing the Fund’s investments. It was noted that the portfolio managers had taken a cautious approach to managing interest rate risk which impacted the Fund’s performance as compared to the Lipper category. The Board members noted that the portfolio managers are very experienced with a superior long-term track record, and expressed their confidence in the portfolio management team. Based on its review, the Board generally was satisfied with the Fund’s recent performance record and the Manager’s efforts to improve the Fund’s performance while maintaining a prudent investment approach.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered the fee waiver and/or expense reimbursement arrangement in place for the Fund during the review period and considered the actual fee rate (after taking the waiver and/or reimbursement into account) (the “Actual Management Fee”) and whether the fee waiver and/or expense reimbursement could be discontinued.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding the fees the Manager charged any of its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and

40         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are expended.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of nine retail front-end load funds (including the Fund) classified as “California intermediate municipal debt funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were lower than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio also was lower than the median of total expense ratios of the other funds in the Expense Group.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative expense information and the nature, extent and quality of the services provided to the Fund under the Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board also considered the Manager’s voluntary waiver of a portion of its management fee and the effect such waiver had on the Manager’s profitability. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative management fee structures (such as with breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report         41

Board Approval of Management Agreement (unaudited) (continued)

The Board noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed Fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including any soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreement.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason under which Citigroup agreed to sell substantially all of its asset management business, CAM, which includes the Manager, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the 1940 Act. Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Manager (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Fund, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason previously provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and

42         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board, including at a meeting held prior to the August 2005 meeting. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager, which, among other things, may involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Manager, including compliance services;

Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report         43

Board Approval of Management Agreement (unaudited) (continued)

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction ; and

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance considered in connection with the renewal of the current management agreement and its determination that information provided by CAM and Legg Mason management prior to and at the August meeting supported the continued appropriateness of such conclusions with respect to the New Management Agreement.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement, and each

44         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In light of all of the foregoing, the Board approved the New Management Agreement and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report         45

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Intermediate Maturity California Municipals Fund (“Fund”) are managed under the direction of the Smith Barney Investment Trust’s (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund’s transfer agent (PFPC at 1-800-451-2010).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Trustee	Since 1995	Professor, Harvard Business School	49	None

Burt N. Dorsett The Straford #702 5601 Turtle Bay Drive Naples, FL 34108 Birth Year: 1930	Trustee	Since 1991	President of Dorsett McCabe Capital Management Inc.; Chief Investment Officer of Leeb Capital Management, Inc. (since 1999)	27	None

Elliot S. Jaffe The Dress Barn Inc. Executive Office 30 Dunnigan Drive Suffern, NY 10901 Birth Year: 1926	Trustee	Since 1991	Chairman of The Dress Barn Inc.	27	The Dress Barn Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue, 47th Floor New York, NY 10172 Birth Year: 1932	Trustee	Since 1995	Attorney	55	None

Cornelius C. Rose, Jr. P.O. Box 5388, West Lebanon, NH 03784 Birth Year: 1932	Trustee	Since 1991	Chief Executive Officer of Performance Learning Systems	27	None

46         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	171	None

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds to Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report         47

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Controller of certain mutual funds associated with CAM (from 2002 to 2004)	N/A	N/A

Joseph P. Deane CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1947	Vice President and Investment Officer	Since 1991	Managing Director of CAM; Investment Officer of SBFM	N/A	N/A

David T. Fare CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Vice President and Investment Officer	Since 1998	Director of CAM; Investment Officer of SBFM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with CAM; Managing Director of CAM (since 2005); Director of CAM (since 2000); Director of Compliance, North America, CAM (since 2000); Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer of SBFM and CFM; Formerly Chief Compliance Officer of TIA (from 2002 to 2005)	N/A	N/A

48         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Steven Frank CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of CAM (since 2002); Controller of certain mutual funds associated with CAM; Assistant Controller of CAM (from 2001 to 2005); Accounting Manager of CAM (from 1996 to 2001)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with CAM	N/A	N/A
*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report         49

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement and 2) to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	4,804,066.643	111,916.717	125,731.057	111,897.000

Election of Trustees[1] Nominees:		Vote For	Authority Withheld	Abstentions
Dwight B. Crane		202,941,288.285	4,700,183.371	1,510,436.268
Burt N. Dorsett		202,919,454.820	4,722,016.836	1,510,436.268
R. Jay Gerken		202,870,010.176	4,771,461.480	1,510,436.268
Elliot S. Jaffe		202,861,545.001	4,779,926.655	1,510,436.268
Stephen E. Kaufman		202,861,468.289	4,780,003.367	1,510,436.268
Cornelius C. Rose, Jr.		202,921,883.626	4,719,588.030	1,510,436.268

[1]	Trustees are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

50         Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended November 30, 2005 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Smith Barney Intermediate Maturity California Municipals Fund 2005 Annual Report         51

Smith Barney Intermediate Maturity California Municipals Fund

TRUSTEES

Dwight B. Crane

Burt N. Dorsett

R. Jay Gerken, CFA

Chairman

Elliot S. Jaffe

Stephen E. Kaufman

Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA

President and

Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer

and Treasurer

Joseph P. Deane

Vice President and

Investment Officer

David T. Fare

Vice President and

Investment Officer

Andrew Beagley
Chief Anti-Money
Laundering Compliance Officer and Chief Compliance Officer

OFFICERS (continued)

Steven Frank

Controller

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT ADVISER

AND ADMINISTRATOR

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investors
Services, LLC

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Smith Barney Investment Trust — Smith Barney Intermediate Maturity California Municipals Fund, but it may also be used as sales literature.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Legg Mason Investor Service, LLC.

Member NASD, SIPC

FD0310 1/06	05-9482

Smith Barney Investment Trust

Smith Barney

Intermediate Maturity California

Municipals Fund

The Fund is a separate investment fund of Smith Barney Investment Trust, a Massachusetts business trust.

SMITH BARNEY

INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2004 and November 30, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $117,200 in 2004 and $117,200 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Investment Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $11,300 in 2004 and $13,500 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Investment Trust

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Investment Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Investment Trust during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Smith Barney Investment Trust’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under ITEM 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Trust

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Smith Barney Investment Trust

Date:  February 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Investment Trust

Date:  February 9, 2006

By:	/s/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Smith Barney Investment Trust

Date:  February 9, 2006